UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-10467
Causeway Capital Management Trust
(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025
(Address of principal executive offices) (Zip code)
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-866-947-7000
Date of fiscal year end: September 30, 2010
Date of reporting period: September 30, 2010

Item 1. Reports to Stockholders.
Table of Contents

Letter to Shareholders	2

Schedule of Investments	6

Sector Diversification	9

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	20

Notice to Shareholders	21

Trustees and Officers Information	22

Disclosure of Fund Expenses	25

Statement Regarding Basis for Approval of Investment Advisory Agreement	27

Letter to Shareholders
For the fiscal year ended September 30, 2010, Causeway Global Value Fund (the “Fund”) returned 14.17% compared to 7.31% for the MSCI World Index (the “World Index”). Since the Fund’s inception on April 29, 2008, its average annual total return is –7.26% compared to the World Index’s average annual total return of –7.05%. At fiscal year-end, the Fund had net assets of $4.52 million including a cash position of 6.12%.
Performance Review
In the fiscal year, equity prices vacillated from bullish to bearish–and back again. In the third quarter of fiscal 2010, developed markets equities, especially those in the most fiscally strained European countries, declined sharply, then dramatically recovered in the fiscal fourth quarter. In the 12-month period, we sought investments in high quality companies with above-average financial strength that were exposed to an eventual economic recovery. Our stock-specific fundamental analysis resulted in holdings in the industrial sector comprising the largest average sector weight in the Fund, as well as the greatest overweight relative to the World Index. This emphasis on quality companies in cyclical sectors benefited the Fund in the latest fiscal year. The majority of the Fund’s relative outperformance for the fiscal year came from superior stock selection across a broad array of industries. Fund holdings in the capital goods, energy, health care equipment & services, and insurance industry groups contributed to outperformance relative to the World Index, while holdings in the consumer services, utilities, pharmaceuticals & biotechnology, and consumer durables & apparel industry groups detracted from relative performance. The largest individual contributor to return was shipbuilder & heavy equipment manufacturer, Hyundai Heavy Industries (South Korea). An upswing in global economic activity increased demand for the Company’s transportation and power generation equipment. Other notable contributors to return included energy services firms, Technip (France) and Aker Kvaerner (Norway), factory automation & robotics manufacturer, Fanuc (Japan), healthcare services provider, UnitedHealth Group (US), and metals & mining company, Rio Tinto (UK). The largest individual detractor to performance was lottery & sports wagering services provider OPAP (Greece). Additional notable detractors included for-profit education provider, Apollo Group (US), Bank of America (US), silicon wafer and PVC pipe manufacturer, Shin-Etsu Chemical (Japan), France Telecom, and offshore rig operator, Transocean (Switzerland).
Currency fluctuations made dollar-based returns for international equities more volatile. The European debt crisis, which erupted in the Spring, caused the euro to decline precipitously during the third fiscal quarter, only to regain much of its value during the fourth fiscal quarter of 2010. Meanwhile, the Japanese yen continued its ascent, reaching a 15-year high relative to the US dollar. Another relatively strong currency was the Australian dollar, a beneficiary of a healthy underlying economy and financial system, as well as exposure to raw materials — and emerging markets demand. The Fund’s currency exposures are entirely a residual of the stock selection process. Due to the Fund’s relative underweight to the strong Australian dollar, and relative overweight to the euro, the Fund was adversely affected by currency movements this fiscal year.

2	Causeway Global Value Fund

Many of the Fund’s European-listed holdings derive a sizable portion of their profits from outside Europe. For example, Fund holding British American Tobacco (“BAT”) sells its products mostly outside of the UK, its home listing. Brazil and emerging Asia are much bigger drivers of profits to BAT. Further, some large exporters based in Europe benefit from euro and pound sterling weakness, both through the translation of overseas earnings back into their base currencies and through more competitive pricing and/or costs. Fund holdings such as engineering conglomerate Siemens (Germany), and two aeronautics companies European Aeronautic Defence and Space (“EADS”) (France) and Rolls-Royce Group (UK), each benefited from currency movements this fiscal year.
Significant Portfolio Changes
Significant purchases this year included Apollo Group, Johnson & Johnson (US), Banco Santander (Spain), EADS (France), and Rolls-Royce Group. Our purchase and sale process is disciplined. Appreciation in individual share prices led the portfolio management team to reduce exposure to several holdings since these securities no longer ranked as competitively as they had earlier in the year. The largest sales during the period included Aker Kvaerner (Norway), energy supermajor, Royal Dutch/Shell (UK), insurer, Metlife (US), Mitsubishi Gas Chemical (Japan), and postal & overnight parcel delivery company, Deutsche Post (Germany).
The Fund’s exposure to several industry groups and countries changed during the fiscal year. The weightings in the healthcare equipment & services, pharmaceuticals & biotechnology, consumer services, and food beverage & tobacco industry groups increased, while weightings in the insurance, energy, transportation, utilities, and telecommunication services industry groups decreased. As a byproduct of changes to individual stocks held, specific country weightings also shifted during the fiscal year. The most notable weight changes included increased exposure to companies domiciled in the United Kingdom, Switzerland, Japan, the United States, and South Korea. Meanwhile, the most significantly reduced country weights included Germany, Norway, the Netherlands, Singapore, and Sweden.
Investment Outlook
The undervaluation of global equities appears extreme based on even a dull growth forecast for the major developed world economies. Investors who buy stocks at today’s prices get more-for-less, meaning better-managed and more structurally profitable businesses for demonstrably lower valuations than a decade ago. In these past ten years, we have witnessed the eradication of cosseted managements, takeover defenses (such as poison pills), and cross-shareholdings in the “national” interest. Such barriers suppressed the urgency of restructuring and enhancing shareholder returns. The arrival of the new millennium brought more focus on profitability. Today, the past management complacency is long gone. Unprecedented global competition has disciplined company managements. Low interest rates have also added urgency to the return requirements of investors. Our most compelling investment candidates are companies which have made measurable improvements to their

Causeway Global Value Fund	3

businesses, yet received little credit in terms of higher valuation. An example of a “turnaround” holding in the Fund is Japanese chemical company, Shin-Etsu, which is exposed to the cyclicality of the semiconductor industry, yet the company has enhanced profitability and achieved dominant market share under the leadership of capable management. There is also a long list of reformed European companies. One of the “legendary” restructuring companies in Europe, Akzo Nobel (Netherlands), remains a large weight in the Fund. A decade of strategic restructuring led the paints and coatings manufacturer to make significant strides enhancing shareholder value and improving returns on its equity, yet the equity market has not yet re-rated Akzo’s valuation.
These “enlightened” industrial and materials companies represent the largest sector allocations in the Fund. When global economic recovery becomes more robust, these companies should enjoy increased profits. Our research process remains focused on high quality holdings, as defined by financial strength. Over half of our portfolio companies have net cash (cash minus debt) on their balance sheets. We have built a diversified portfolio of better managed companies trading at attractive valuations. In the meantime, the attractive average dividend yield* of the stocks in the Fund’s portfolio pays the Fund to wait for that undervaluation to be recognized. This post credit crisis period has proven to be ideal for a value investment style approach and careful stock selection.
We thank you for your continued confidence in Causeway Global Value Fund.

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Kevin Durkin	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager
October 14, 2010

*	Dividends paid on Fund portfolio holdings are not reflective of dividends paid by the Fund to its shareholders.
The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice regarding any stock. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.

4	Causeway Global Value Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway Global Value Fund,
Institutional Class shares versus the MSCI World Index
The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month-end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.
The MSCI World Index is a free float-adjusted market capitalization index, designed to measure developed market equity performance, consisting of 24 developed country indexes, including the U.S. The Index is gross of withholding taxes, assumes reinvestment of dividends and capitals gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

Causeway Global Value Fund	5

Schedule of Investments (000)*
September 30, 2010

Causeway Global Value Fund	Number of Shares	Value

Common Stock
France — 11.2%
European Aeronautic Defence and Space Co. NV	3,907	$98
Gemalto NV	2,005	82
Sanofi-Aventis SA	1,859	124
Technip SA	1,405	113
Vinci SA	1,774	89

		506

Germany — 3.8%
Deutsche Post AG	4,508	82
Siemens AG	858	90

		172

Greece — 1.0%
OPAP SA	2,829	45

Japan — 12.9%
Fanuc Ltd.	700	89
Haseko Corp.	45,000	36
JGC Corp.	6,000	104
Sankyo Co. Ltd.	1,200	64
Shin-Etsu Chemical Co. Ltd.	1,900	93
Sony Financial Holdings Inc.	36	117
Toyota Motor Corp.	2,200	79

		582

Netherlands — 6.8%
Akzo Nobel NV	1,837	113
Reed Elsevier NV	10,799	136
TNT NV	2,113	57

		306

The accompanying notes are an integral part of the financial statements.

6	Causeway Global Value Fund

Schedule of Investments (000)* (continued)
September 30, 2010

Causeway Global Value Fund	Number of Shares	Value

Norway — 1.4%
Aker Kvaerner ASA	4,500	$65

South Korea — 3.7%
Hyundai Heavy Industries	318	91
KT&G Corp.	1,267	76

		167

Spain — 3.4%
Banco Santander SA	7,535	96
Telefonica SA	2,356	58

		154

Switzerland — 8.3%
Kuoni Reisen Holding AG	210	85
Novartis AG	1,352	77
Roche Holding AG	534	73
Transocean Ltd.[1]	872	56
UBS AG	4,868	83

		374

United Kingdom — 10.0%
Balfour Beatty PLC	20,129	85
British American Tobacco PLC	2,253	84
Michael Page International PLC	9,365	68
Rio Tinto PLC	1,560	91
Rolls-Royce Group PLC	4,491	43
Vodafone Group PLC	33,019	81

		452

United States — 34.9%
Air Products & Chemicals Inc.	1,000	83
Apollo Group Inc., Class A1	2,395	123
Babcock & Wilcox Co.[1]	2,100	45
Bank of America Corp.	7,000	92
Boeing Co.	1,100	73
The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	7

Schedule of Investments (000)* (concluded)
September 30, 2010

Causeway Global Value Fund	Number of Shares	Value

United States — continued
Cameron International Corp.[1]	1,050	$45
Cedar Fair	4,900	65
Centene Corp.[1]	4,400	103
Exxon Mobil Corp.	1,200	74
Harley-Davidson Inc.	2,437	69
Health Net Inc.[1]	2,500	68
Johnson & Johnson	2,550	158
Microsoft Corp.	4,652	114
National Oilwell Varco Inc.	2,150	96
Oracle Corp.	2,600	70
UnitedHealth Group Inc.	3,898	137
Walt Disney Co.	2,404	79
Western Union Co.	4,565	81

		1,575

Total Common Stock (Cost $4,064) — 97.4%		4,398

Short-Term Investment
Dreyfus Cash Management, Institutional Class, 0.210%**	276,199	276

Total Short-Term Investment (Cost $276) — 6.1%		276

Total Investments — 103.5% (Cost $4,340)		4,674

Liabilities in Excess of Other Assets — -3.5%		(159)

Net Assets — 100.0%		$4,515

*	Except for share data.

**	The rate shown represents the 7-day effective yield as of September 30, 2010.

1	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

8	Causeway Global Value Fund

Sector Diversification
As of September 30, 2010, the sector diversification was as follows (Unaudited):

Causeway Global Value Fund	% of Net Assets

Common Stock
Industrials	22.4%
Consumer Discretionary	17.3
Health Care	16.4
Energy	10.0
Financials	8.6
Materials	8.4
Information Technology	7.7
Consumer Staples	3.5
Telecommunication Services	3.1

Total Common Stock	97.4

Short-Term Investment	6.1

Liabilities in Excess of Other Assets	-3.5

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	9

Statement of Assets and Liabilities (000)*

Causeway
Global
Value Fund
9/30/10
Assets:
Investments at Value (Cost $4,340)	$4,674
Receivable due from Adviser	13
Prepaid Expenses	6
Receivable for Dividends and Interest	4
Receivable for Tax Reclaims	4
Foreign Currency (Cost $1)	1

Total Assets	4,702

Liabilities:
Payable for Investment Securities Purchased	123
Other Accrued Expenses	64

Total Liabilities	187

Net Assets	$4,515

Net Assets:
Paid-in Capital (unlimited authorization — no par value)	$5,699
Undistributed Net Investment Income	34
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(1,552)
Net Unrealized Appreciation on Investments	334

Net Assets	$4,515

Net Asset Value Per Share (based on net assets of $4,514,846 ÷ 562,303 shares) — Institutional Class	$8.03

*	Except for Net Asset Value data.
The accompanying notes are an integral part of the financial statements.

10	Causeway Global Value Fund

Statement of Operations (000)

Causeway
Global
Value Fund
10/01/09 to
9/30/10
Investment Income:
Dividend Income (net of foreign taxes withheld of $9)	$89

Total Investment Income	89

Expenses:
Investment Advisory Fees	34
Administration Fees	2
Professional Fees	56
Transfer Agent Fees	27
Printing Fees	20
Registration Fees	17
Custodian Fees	16
Trustees Fees	1
Other Fees	16

Total Expenses	189

Less:
Waiver of Investment Advisory Fee	(34)
Reimbursement of Other Expenses	(111)

Total Waiver and Reimbursement	(145)

Net Expenses	44

Net Investment Income	45

Net Realized and Unrealized Gain on Investments:
Net Realized Gain from Security Transactions	418
Net Realized Loss from Foreign Currency Transactions	(1)
Net Change in Unrealized Appreciation on Investments	74

Net Realized and Unrealized Gain on Investments	491

Net Increase in Net Assets Resulting from Operations	$536

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	11

Statement of Changes in net assets (000)

	Causeway Global Value Fund
	10/01/09 to	10/01/08 to
	9/30/10	9/30/09
Operations:
Net Investment Income	$45	$47
Net Realized Gain (Loss) from Security Transactions	418	(1,897)
Net Realized Loss from Foreign Currency Transactions	(1)	—
Net Change in Unrealized Appreciation on Investments	74	1,650

Net Increase (Decrease) in Net Assets Resulting from Operations	536	(200)

Dividends and Distributions to Shareholders:
Dividends from Net Investment Income:
Institutional Class	(42)	(69)

Total Dividends from Net Investment Income	(42)	(69)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(1)	254	(277)

Total Increase (Decrease) in Net Assets	748	(546)

Net Assets:
Beginning of Year	3,767	4,313

End of Year	$4,515	$3,767

Undistributed Net Investment Income	$34	$32

(1)	See Note 7 in the Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

12	Causeway Global Value Fund

Financial Highlights
For the year or period ended September 30,
For a Share Outstanding Throughout the Period

										Ratio of
			Net Realized							Expenses	Ratio
			and							to Average	of Net
	Net Asset		Unrealized		Dividends			Net Assets	Ratio of	Net	Investment
	Value,	Net	Gain	Total	from Net	Net Asset		End of	Expenses to	Assets	Income	Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Value, End	Total	Period	Average Net	(Excluding	to Average	Turnover
	of Period ($)	Income ($)	Investments ($)	Operations ($)	Income ($)	of Period ($)	Return (%)	($000)	Assets (%)	Waivers) (%)	Net Assets (%)	Rate (%)
Causeway Global Value Fund†
Institutional Class
2010	7.11	0.08	0.92	1.00	(0.08)	8.03	14.17	4,515	1.10	4.75	1.15	88
2009	7.53	0.09	(0.38)	(0.29)	(0.13)	7.11	(3.07)	3,767	1.10	4.94	1.59	92
2008(1)	10.00	0.09	(2.56)	(2.47)	—	7.53	(24.70)	4,313	1.10	3.83	2.27	32

(1)	Commenced operations on April 29, 2008. All ratios for the period are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

†	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	13

Notes to Financial Statements
1. Organization
Causeway Global Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on April 29, 2008. The Fund is authorized to offer one class of shares, the Institutional Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has three additional series, the financial statements of which are presented separately.
2. Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund.
Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)), or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.
Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

14	Causeway Global Value Fund

Notes to Financial Statements
(continued)
The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As of September 30, 2010, all of the Fund’s investments are Level 1.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. For the Fund there were no significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.
For the year ended September 30, 2010, there were no significant changes to the Fund’s fair value methodologies.
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Causeway Global Value Fund	15

Notes to Financial Statements
(continued)
As of and during the year ended September 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.
Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.
Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:
(1)	the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2)	purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.
Expense – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets.
Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.
Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the year ended September 30, 2010, there were no redemption fees retained by the Fund.

16	Causeway Global Value Fund

Notes to Financial Statements
(continued)
3.	Investment Advisory, Administration and Distribution Agreements
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2012 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.10% of Institutional Class average daily net assets. For the year ended September 30, 2010, the Adviser waived $33,845 and reimbursed $111,456.
The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for the first portfolio plus $80,000 for each additional portfolio plus $20,000 for each additional share class (over two) in each portfolio.
The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.
The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.
As of September 30, 2010, approximately $2.083 million of net assets were held by affiliated investors.
4.	Investment Transactions
The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the year ended September 30, 2010, for the Fund were as follows:

Purchases	Sales
(000)	(000)

$3,563	$3,410

5.	Risks of Foreign Investing
Because the Fund invests significant assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.
6.	Federal Tax Information
The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it

Causeway Global Value Fund	17

Notes to Financial Statements
(continued)
from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.
The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.
The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.
Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2010 (000):

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain

$(1)	$1

These reclassifications had no impact on net assets or net asset value per share.
The tax character of dividends and distributions declared during the fiscal years ended September 30, 2010 and September 30, 2009 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total

2010	$42	$—	$42
2009	$69	$—	$69
As of September 30, 2010, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$37
Capital Loss Carryforwards	(1,445)
Unrealized Appreciation	315
Post-October Capital Losses	(90)
Post-October Currency Losses	(1)

Total Accumulated Losses	$(1,184)

Post-October Capital and Currency Losses represent losses realized on securities from November 1, 2009 through September 30, 2010 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.
For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2010 (000).

Expiring in Fiscal Year	Amount

2017	$551
2018	894

Total capital loss carryforwards	$1,445

At September 30, 2010, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

			Net
Federal	Appreciated	Depreciated	Unrealized
Tax Cost	Securities	Securities	Appreciation

$4,359	$479	$(164)	$315

18	Causeway Global Value Fund

Notes to Financial Statements
(concluded)
7.	Capital Shares Issued and Redeemed (000)

	Year Ended		Year Ended
	September 30, 2010		September 30, 2009
	Shares	Value	Shares	Value
Institutional Class:
Shares Sold	28	$223	60	$305
Shares Issued in Reinvestment of Dividends and Distributions	6	42	12	61
Shares Redeemed	(1)	(11)	(116)	(643)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	33	$254	(44)	$(277)

8.	Significant Shareholder Concentration
As of September 30, 2010, one affiliated shareholder of the Fund owned 46% of net assets.
9.	Subsequent Events
On November 1, 2010, the Board approved adding Investor Class shares beginning January 31, 2011.
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway Global Value Fund	19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Causeway Global Value Fund
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway Global Value Fund (the “Fund”) at September 30, 2010, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Los Angeles, California
November 24, 2010

20	Causeway Global Value Fund

Notice to Shareholders (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Please consult your tax adviser for proper treatment of this information.
For the fiscal year ended September 30, 2010, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)
Long Term	Ordinary			Dividends (1)
Capital Gains	Income	Tax Exempt	Total	for Corporate
Distributions	Distributions	Distributions	Distributions	Dividends Received
(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)	Deduction
0.00%	100.00%	0.00%	100.00%	0.00%

(F)	(G)	(H)	(I)
Qualified
Qualified	Foreign	Interest	Short-Term
Dividend	Tax	Related	Capital Gain
Income	Credit	Dividends	Dividends
100.00%	15.07%	0.00%	0.00%
Foreign taxes accrued during the fiscal year ended September 30, 2010, amounted to $7,498 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2010. In addition, for the fiscal period ended September 30, 2010, gross income derived from sources within foreign countries amounted to $40,341 for the Fund.

(1) Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.
Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.
Item (E) is based on a percentage of ordinary income distributions of the Fund.
Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.
Item (G) is based on a percentage of ordinary income distributions of the Fund.
Item (H) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. The provision of the Internal Revenue Code will be expiring for tax years beginning after December 31, 2009.
Item (I) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. The provision of the Internal Revenue Code will be expiring for tax years beginning after December 31, 2009.

Causeway Global Value Fund	21

Trustees and Officers Information (Unaudited)
Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trustee who is deemed to be an “interested person” of the Trust is referred to as an “Interested Trustee.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-866-947-7000.

		Term of		Number of
		Office		Portfolios
		and	Principal	in Trust	Other
Name	Position(s)	Length of	Occupation(s)	Complex	Directorships
Address,	Held with the	Time	During Past	Overseen by	Held by
Age[1]	Company	Served[2]	Five Years	Trustee[3]	Trustee[4]

INDEPENDENT TRUSTEES

John A. G. Gavin Age: 79	Trustee; Chairman of the Board	Trustee since 9/01; Chairman since 10/04	Chairman, Gamma Holdings (international consulting and investment holding company) (since 1968); Senior Counselor, Hicks TransAmerica Partners (private equity investment firm) (since 2001).	4	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Trustee, Hotchkis and Wiley Funds

John R. Graham Age: 49	Trustee	Since 10/08	Film composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004- 2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	4	none

Lawry J. Meister Age: 48	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995).	4	none

Eric H. Sussman Age: 44	Trustee; Chairman of the Audit Committee	Trustee since 9/01; Chairman since 10/04	Tenured Lecturer, Anderson Graduate School of Management, University of California, Los Angeles (since 1995); President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	4	Trustee, Presidio Funds (until 2010)

INTERESTED TRUSTEE[5]

Mark D. Cone Age: 42	Trustee	Since 10/08	Executive Vice President and Chief Marketing Officer of the Adviser (since 2001).	4	none

22	Causeway Global Value Fund

Trustees and Officers Information (Unaudited)
(continued)

		Term of		Number of
		Office		Portfolios
		and	Principal	in Trust	Other
Name	Position(s)	Length of	Occupation(s)	Complex	Directorships
Address,	Held with the	Time	During Past	Overseen by	Held by
Age[1]	Company	Served[2]	Five Years	Trustee[3]	Trustee[4]

OFFICERS

Turner Swan 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025 Age: 48	President and Secretary	Since 8/01	General Counsel, Secretary, and Member of the Adviser (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025 Age: 48	Chief Compliance Officer and Assistant Secretary	CCO since 7/05; Asst. Sect. since 8/01	Chief Compliance Officer of the Adviser (since July 2005); Chief Operating Officer and Member of the Adviser (since 2001).	N/A	N/A

Michael Lawson[6] One Freedom Valley Drive Oaks, PA 19456 Age: 49	Treasurer	Since 7/05	Director of the Administrator’s Fund Accounting department (since July 2005); Manager in the Administrator’s Fund Accounting department (November 1998 to July 2005).	N/A	N/A

Joseph M. Gallo[6] One Freedom Valley Drive Oaks, PA 19456 Age: 37	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007); Associate Counsel, ICMA Retirement Corporation (2004-2007).	N/A	N/A

Carolyn F. Mead[6] One Freedom Valley Drive Oaks, PA 19456 Age: 54	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2007); Associate Counsel, Stradley, Ronan, Stevens & Young LLP (2004-2007).	N/A	N/A

Causeway Global Value Fund	23

Trustees and Officers Information (Unaudited)
(concluded)

		Term of		Number of
		Office		Portfolios
		and	Principal	in Trust	Other
Name	Position(s)	Length of	Occupation(s)	Complex	Directorships
Address,	Held with the	Time	During Past	Overseen by	Held by
Age[1]	Company	Served[2]	Five Years	Trustee[3]	Trustee[4]

Bernadette Sparling[6] One Freedom Valley Drive Oaks, PA 19456 Age: 33	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2005); Associate Counsel, Blank Rome LLP (2001-2005).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]	Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]	The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2010, the Trust Complex consisted of one investment company with four portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, and the International Opportunities Fund.

[4]	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	Mr. Cone is considered an “interested person” of the Trust as defined in the 1940 Act, because he is an employee of the Adviser.

[6]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

24	Causeway Global Value Fund

Disclosure of Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.
Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates the Fund’s costs in two ways:
Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”
Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
NOTE: Because the return is set at 5% for comparison purposes—NOT the Fund’s actual return—the account values shown may not apply to your specific investment.

Causeway Global Value Fund	25

Disclosure of Fund Expenses (Unaudited)
(concluded)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	4/1/10	9/30/10	Ratios	Period*

Causeway Global Value Fund

Actual Fund Return
Institutional Class	$1,000.00	$1,024.20	1.10%	$5.58

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.55	1.10%	$5.57

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

26	Causeway Global Value Fund

Statement Regarding Basis for Approval of
Investment Advisory Agreement (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of Causeway Capital Management Trust annually to approve continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Global Value Fund (the “Fund”). Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when the continuation of the Advisory Agreement was considered.
Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on August 2, 2010, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel.
Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services to be provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services to be rendered and the amounts to be paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services to be provided and estimated profits to be realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.
First, regarding the nature, extent and quality of the services to be provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser have benefited and will continue to benefit the Fund and its shareholders.

Causeway Global Value Fund	27

Statement Regarding Basis for Approval of
Investment Advisory Agreement (Unaudited) (continued)
Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for the quarter-to-date, one-year, and since inception (4/29/08) periods ended June 30, 2010, compared to the MSCI World Index (the “Index”) and the mutual funds included in the Morningstar U.S. Open End World Stock funds category of funds. The Trustees noted that the Fund’s performance for the one-year period substantially exceeded that of the Index and average of the funds in the Morningstar category, although its results for the since inception period had been below the Index and average of the funds in the Morningstar category. The Trustees concluded that the Adviser’s record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.
Third, the Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was slightly higher than the average and the same as the median advisory fee charged by funds in the Morningstar U.S. Open End World Stock funds category, and its expense ratio, after application of the Adviser’s expense limit agreement, was well below the average and median of the funds in that Morningstar category. The Trustees noted that the Adviser did not manage assets of other clients pursuant to its global value equity strategy, but compared the Fund’s advisory fee with the standard advisory fee charged by the Adviser to separate account clients. The Trustees noted that, although the separate account fee is lower than the fee paid by the Fund, for accounts with assets over $20 million, the difference appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, participation in regulatory examinations and legal and compliance matters, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors). The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.
Fourth, the Trustees considered the estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after tax profit margin with respect to such services and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They noted that, due to the expense limit agreement, the Adviser experienced significant losses managing the Fund in the past year, and that the Adviser’s sponsorship of the Fund, at least in the Fund’s early years, could involve significant further expenses to the Adviser.

28	Causeway Global Value Fund

Statement Regarding Basis for Approval of
Investment Advisory Agreement (Unaudited) (concluded)
Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule did not contain fee breakpoints, it was difficult to determine the existence or extent of any economies of scale. They noted that the Adviser was sharing economies of scale through the expense limit agreement and by devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders, and that the overall level of the advisory fees paid by the Fund was reasonable. They also noted that the Adviser, at least in the Fund’s early years, would incur significant losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser was sharing any economies of scale with the Fund appropriately pending the Fund’s future potential asset growth.
Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund – often called “fall-out” benefits – the Trustees observed that the Adviser does not earn common “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser was research services provided by brokers used by the Fund and that this benefit was reasonable in relation to the value of the services that the Adviser provides to the Fund.
Approval. At the August 2, 2010 meeting, the Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fees are reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees approved the renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2010.

Causeway Global Value Fund	29

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Causeway Global Value Fund

Investment Adviser:
Causeway Capital Management LLC
11111 Santa Monica Boulevard
15th Floor Los
Angeles, CA 90025
Distributor:
SEI Investments Distribution
Co. One Freedom Valley Drive
Oaks, PA 19456
To Obtain More Information:
Call 1-866-947-7000 or visit us online at www.causewayfunds.com
This material must be preceded or accompanied by a current prospectus.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www.sec.gov.
CCM-AR-003-0300
Causeway Global Value Fund

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2010, there were no material changes or waivers to the code of ethics.
Item 3. Audit Committee Financial Expert.
(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2) The audit committee financial expert is Eric Sussman. Mr. Sussman is independent as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accountant Fees and Services.
Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2010 and 2009 were as follows:

	2010	2009
(a) Audit Fees	$128,900	$105,700
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$27,700	$22,200
(d) All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews.
(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.
(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) For the fiscal year ended September 30, 2010, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $27,700 and $169,975, respectively. For the fiscal year ended September 30, 2009, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $22,200 and $168,500, respectively.
(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
See Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable to open-end management investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
(a) The registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees are as follows: The board of trustees of the registrant has a nominating committee comprised of all of the trustees who are not interested persons of the registrant as defined by § 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”). The purpose of the nominating committee is to nominate persons to serve as Independent Trustees, as needed. According to the registrant’s bylaws, any shareholder of the registrant may submit names of individuals to be considered by the nominating committee or the board of trustees, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the nominating committee or the board of trustees, as applicable, shall make the final determination of persons to be nominated. There have been no material changes to these procedures since the registrant’s last filing on Form N-CSR.
Item 11. Controls and Procedures.
(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan Turner Swan, President

Date: December 2, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan Turner Swan, President

Date: December 2, 2010

By (Signature and Title)*	/s/ Michael Lawson Michael Lawson, Treasurer

Date: December 2, 2010

*	Print the name and title of each signing officer under his or her signature.